Exhbit 10.6

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

SATCON TECHNOLOGY CORPORATION

WARRANT TO PURCHASE 493,097 SHARES

OF COMMON STOCK

THIS CERTIFIES THAT, for value received, COMPASS HORIZON FUNDING COMPANY LLC and its permitted successors and/or assigns are entitled to subscribe for and purchase Four Hundred Ninety Three Thousand Ninety Seven (493,097) fully paid and nonassessable shares of Common Stock (as adjusted pursuant to Section 4 hereof, the “Shares”) of SATCON TECHNOLOGY CORPORATION, a Delaware corporation (the “Company”), at the price of $2.4336 per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the “Warrant Price”), subject to the provisions and upon the terms and conditions hereinafter set forth.  As used herein, (a) the term “Date of Grant” shall mean June 16, 2010, and (b) the term “Other Warrants” shall mean any warrant issued upon transfer or partial exercise of or in lieu of this Warrant.  The term “Warrant” as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise.

1.             Term.  The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the Date of Grant and shall expire at 5:00 p.m., New York City time, on June 16, 2015 (such period being the “Term”).

2.             Method of Exercise; Payment; Mechanics.

(a)           Exercise.  The purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, at the election of the holder hereof, during the Term by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the holder at the address of the holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise Form in the form attached hereto as Exhibit A (the “Notice of Exercise”).  Within three (3) trading days following the date of exercise, the holder shall deliver the aggregate exercise price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 10.2 is specified in the applicable Notice of Exercise.  Notwithstanding anything herein to the contrary, the holder shall not be required to physically surrender this Warrant to the Company until the holder has purchased all of the Shares available hereunder and the Warrant has been exercised in full, in which case, the holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company.  Partial exercises of this Warrant resulting in purchases of a portion of the total number of Shares available hereunder shall have the effect of lowering the outstanding number of Shares purchasable hereunder in an amount equal to the applicable number of Shares purchased.  The holder and the Company shall maintain records showing the number of Shares purchased and the date of such purchases.  The Company shall deliver any objection to any Notice of Exercise Form within one Business Day of receipt of such notice.  The holder and any permitted assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Shares hereunder, the number of Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.  The person or persons in whose name(s) any certificate(s) representing the Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

(b)           Delivery of Certificates Upon Exercise.  Certificates for shares purchased hereunder shall be transmitted by the Company’s transfer agent to the holder by crediting the account of the holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is then a participant in such system and either (i) there is an effective registration statement permitting the issuance of the Shares to or resale of the Shares by the Holder or (ii) the shares are eligible for resale by the holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by physical delivery to the address specified by the holder in the Notice of Exercise by the date that is three (3) Trading Days after the latest of (A) the delivery to the Company of the Notice of Exercise Form, (B) surrender of this Warrant (if required), and (C) payment of the aggregate exercise price as set forth above (including by cashless exercise, if permitted) (such date, the “Delivery Date”).  The Shares shall be deemed to have been issued, and holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the exercise price (or by cashless exercise, if permitted) and all taxes required to be paid by the holder, if any, prior to the issuance of such shares, having been paid.

(c)           Delivery of New Warrants Upon Exercise.  If this Warrant shall have been exercised in part, the Company shall, at the request of the holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Shares, deliver to holder a new Warrant evidencing the rights of holder to purchase the unpurchased Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

3.             Stock Fully Paid; Reservation of Shares.  All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all preemptive rights and taxes, liens and charges with respect to the issue thereof.  During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

4.             Adjustment of Warrant Price and Number of Shares.  The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a)           Reclassification or Merger.  In case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), the Company, or such successor corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance satisfactory to the  holder of this Warrant), so that the holder of this Warrant shall have the right to receive upon exercise of this Warrant the kind and amount of shares of stock, other securities, money and or other property that the holder would have received if this Warrant had been exercised immediately before the record date for such reclassification or merger.  Any new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4.  The provisions of this Section 4(a) shall similarly apply to successive reclassifications, changes and mergers.

(b)           Stock Dividends, Subdivision or Combination.  If the Company at any time while this Warrant remains outstanding and unexpired shall:

(i)            make or issue or set a record date for the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

(ii)           effect a stock split of its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

(iii)          combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then (A) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (B) the Warrant Price then in effect shall be adjusted to equal (1) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (2) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

Notwithstanding the foregoing, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Warrant Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

5.             Notice of Adjustments.  Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer (or similar officer) setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant.

6.             Fractional Shares.  No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect.  For purposes of this Warrant, “Per Share Market Value” means on any particular date (a) the average of the closing bid and asked price per share of the Common Stock on such date on The NASDAQ Stock Market or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the average of the closing bid and asked price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on The NASDAQ Stock Market or any registered national stock exchange, the closing bid price for a share of Common Stock in the over the counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the “Pink Sheet” quotes for the relevant conversion period, as determined in good faith by the holder, or (d) if there is no public market for the Common Stock, then fair market value shall be determined by mutual agreement of the holder of this Warrant and the Board of Directors of the Company in good faith.

7.             Compliance with Act; Disposition of Warrant or Shares of Common Stock.

(a)           Compliance with Act.  The holder of this Warrant, by acceptance hereof, agrees that this Warrant, and the Shares to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any Shares to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Act”) or any applicable state securities laws.  Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company.  This Warrant and all

Shares issued upon exercise of this Warrant (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

“THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.”

Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated.  In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

(1)           The holder is aware of the Company’s business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant.  The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof in violation of the Act.

(2)           The holder understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder’s investment intent as expressed herein.

(3)           The holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available.  The holder is aware of the provisions of Rule 144, promulgated under the Act.

(4)           The holder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act.

(b)           Disposition of Warrant or Shares.  With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder’s counsel, or other evidence, if reasonably satisfactory to the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or such Shares and indicating whether or not under the Act certificates for this Warrant or such Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law.  Upon receiving such written notice and reasonably satisfactory opinion or other evidence, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Share, all in accordance with the terms of the notice delivered to the Company.  If a determination has been made pursuant to this Section 7(b) that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made.  Notwithstanding the foregoing, this Warrant or such Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request, including an opinion of counsel reasonably satisfactory to the Company, to provide a reasonable assurance that the provisions of Rule 144 have been satisfied.  Each certificate representing this Warrant or the Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws.  The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

(c)           Applicability of Restrictions.  Subject to Section 7(a) hereof, neither any restrictions of any legend described in this Warrant nor the requirements of Section 7(b) above shall apply to any transfer of, or grant of a security interest in, this Warrant (or the Shares purchasable upon exercise thereof) or any part hereof (i) to a partner of the holder if the holder is a partnership or to a member of the holder if the holder is a limited liability company, (ii) to a partnership of which the holder is a partner or to a limited liability company of which the holder is a member, (iii) to any affiliate of the holder if the holder is a corporation, (iv) notwithstanding the foregoing, to any corporation, company, limited liability company, limited partnership, partnership, or other person managed or sponsored by Compass Horizon Funding Company LLC (“Finance LLC”) or its principals or in which Finance LLC has an interest, or to Horizon Credit I LLC, or (vi) to a lender to the holder or any of the foregoing; provided, however, in any such transfer, if applicable, the transferee shall on the Company’s request agree in writing to be bound by the terms of this Warrant as if an original holder hereof.

8.             Rights as Stockholders; Information.  No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable upon the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.  Notwithstanding the foregoing, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the stockholders.

9.             Registration Rights.  The Company and the original holder of this Warrant are party to a Registration Rights Agreement, of even date herewith (the “Registration Rights Agreement”), which grants certain rights to the holder of this Warrant to register Shares purchasable upon exercise of this Warrant, and such registration rights are freely assignable by the holder of this Warrant in connection with a permitted transfer of this Warrant or the Shares provided the transferee agrees to be bound by the terms and conditions of the Registration Rights Agreement.

10.           Additional Rights.

10.1         Acquisition Transactions.  The Company shall provide the holder of this Warrant with at least twenty (20) days’ written notice prior to closing thereof of the terms and conditions of any of the following transactions (to the extent the Company has notice thereof): (i) the sale, lease, exchange, conveyance or other disposition of all or substantially all of the Company’s assets, or (ii) its merger into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company), or any transaction (including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of.

10.2         Cashless Exercise.  In the event a registration statement relating to the resale of the shares of Warrant Stock underlying this Warrant is not effective at the time this Warrant is exercised, then this Warrant may also be exercised by, and the holder hereof may pay the aggregate Warrant Price by, “cashless exercise.”  In effecting such cashless exercise, the holder shall include on the Exercise Notice the number of shares for which this Warrant is being exercised and a calculation of the number of shares of Common Stock to be issued upon such exercise, which shall be determined by multiplying the number of Shares for which this Warrant is exercised by a fraction, the numerator of which shall be the difference between the then current Fair Market Value per share of the Common Stock and the applicable Warrant Price, and the denominator of which shall be the then current Fair Market Value per share of the Common Stock.  For this purpose, the “Fair Market Value” of the Common Stock shall be (a) if traded on a securities exchange, the average of the closing prices of the Common Stock on such exchange over the five trading days immediately prior to the date of exercise; (b) if traded on an over-the-counter system, the average of the closing bid prices of the Common Stock over the five trading days immediately prior to the date of exercise; and (c) if there is no public market for the Common Stock, then fair market value shall be determined by mutual agreement of the holder of this Warrant and the Board of Directors of the Company in good faith.

10.3         Exercise Prior to Expiration.  To the extent this Warrant is not previously exercised as to al of the Shares subject hereto, and if the fair market value of one share of the Common Stock is greater than the Warrant Price then in effect, this Warrant shall be deemed automatically exercised pursuant to Section 2 hereof on a “cashless” basis, if available, even if not surrendered, immediately before its expiration.  For purposes of such automatic exercise, the fair market value of one share of Common Stock shall be determined pursuant to Section 10.2.  To the extent this Warrant or any portion thereof is deemed automatically exercised under this Section 10.3, the Company agrees to promptly notify the holder hereof of the number of Shares or other consideration, if any, the holder hereof is to receive by reason of such automatic exercise.

11.           Representations and Warranties.  The Company represents and warrants to the holder of this Warrant as follows:

(a)           This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies.

(b)           The Shares have been reserved for issuance by the Company and will, when issued in accordance with the terms hereof, be duly authorized, validly issued, fully paid and nonassessable and free from preemptive rights.

(c)           The execution and delivery of this Warrant do not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not, conflict with the Company’s Certificate of Incorporation, as amended, or the Company’s by-laws, as amended, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any federal, state or local government authority or agency or other person, except for the filing of notices under federal or state securities laws, which filings will be effected by the time required thereby.

12.           Modification and Waiver.  This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

13.           Notices.  Any notice, request, communication or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

14.           Binding Effect on Successors.  This Warrant shall be binding upon any corporation succeeding the Company by merger or consolidation, and all of the obligations of the Company relating to the Shares issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company contained in this Warrant shall inure to the benefit of the successors and assigns of the holder of this Warrant.

15.           Lost Warrants or Stock Certificates.  The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

16.           Descriptive Headings.  The descriptive headings of the various Sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.  The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

17.           Governing Law.  This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

18.           Survival of Representations, Warranties and Agreements.  All representations and warranties of the Company and the holder of this Warrant contained herein shall survive the Date of Grant , the exercise of this Warrant (or any part hereof) or the termination or expiration of rights hereunder.  All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

19.           Warrant Agent.  The Company may, by written notice to the holder of this Warrant, appoint an agent for the purpose of issuing Shares on the exercise of this Warrant, exchanging this Warrant or replacing this Warrant, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent

20.           Remedies.  In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

21.           No Impairment of Rights.  The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

22.           Severability.  The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

23.           Recovery of Litigation Costs.  If any legal action or other proceeding is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

24.           Entire Agreement; Modification.  This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

[Remainder of page intentionally left blank; signature page follows]

The Company has caused this Warrant to be duly executed and delivered as of the Date of Grant specified above.

SATCON TECHNOLOGY CORPORATION

By:
Name:
Title:

Address:	27 Drydock Avenue
Boston, MA 02210

EXHIBIT A

NOTICE OF EXERCISE

To:          SATCON TECHNOLOGY CORPORATION (the “Company”)

1.             The undersigned hereby:

☐            elects to purchase                  shares of Common Stock of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the purchase price of such shares in full, or

☐            elects to exercise its cashless exercise rights pursuant to Section 10.2 of the attached Warrant (only if exercised in full)with respect to                  shares of Common Stock.

2.             Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

3.             The shares shall be delivered to the following DWAC Account number, by physical delivery of a certificate, or by electronic entry on the books of the Company’s transfer agent with an account statement mailed to:

3.             The undersigned represents and warrants to the Company that it is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

(Signature)

(Date)